                                                                   EXHIBIT 10.18

                                 SEVENTH AMENDMENT AND CONSENT dated as of
                         October 4, 2002 (this "Amendment") to the Amended and Restated Credit Agreement dated as of April 27, 200l (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among MTS, INCORPORATED, a California corporation ("MTS"); TOWER RECORDS KABUSHIKI KAISHA, a Japanese corporation ("TRKK", and together with MTS, the "Borrowers"); the LENDERS party thereto (the "Lenders"); and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (in such capacity, the "Agent").

                  WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement; and

                  WHEREAS, the Borrowers have requested that the Maturity Date under the Credit Agreement be extended to October 11, 2002 and the Lenders party hereto are willing to amend the Credit Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  SECTION 2. Amendments to the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Maturity Date" in its entirety as follows:

                  "Maturity Date' means October 11, 2002."

                  SECTION 3. Consent and Agreement. (a) The Agent and the Lenders hereby consent to the sale (the "TRKK Sale") by MTS of all of the issued and outstanding capital stock of TRKK and the Japanese trademarks, service marks and trade names associated with the business conducted by TRKK pursuant to the terms of the stock purchase agreement dated as of April 11, 2002 (the "Purchase Agreement"), between MTS and Valtona Holding B.V. ("Valtona"), a corporation wholly owned by Nikko Principal Investments Japan Ltd., as assigned by Valtona to

Vespasianus Co., Ltd. (the "Buyer"), subject to the receipt by the Agent, on behalf of the Lenders, of proceeds of the TRKK Sale in an amount not less than Y13,505,028,823.016.

                  (b) The Agent agrees to, on the date upon which the TRKK Sale is consummated pursuant to the terms set forth in the Purchase Agreement and provided the Agent receives proceeds from the TRKK Sale in an amount not less than Y13,505,028,823.016, execute and deliver to the Buyer the lien release letter, acknowledgment of release and payoff letter, in each case in the form attached as Exhibit A hereto.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 5. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

                  (a) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

                  (b) The execution, delivery and performance by each of the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of the Borrowers contained in Article III of the Credit Agreement are true and correct as of the date hereof (except for representations or warranties that expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

                  SECTION 6. Effectiveness. This Amendment shall become effective on the first date on which each of the following conditions has been satisfied:

                  (a) The Agent shall have received counterparts hereof duly executed and delivered by the Borrowers and each of the Lenders.

                  (b) TRKK shall have provided irrevocable written notice to the agent (the "Japan Agent") representing the financial institutions (the "Japan Lenders") under the credit facility (the "Japan Facility") among TRKK, the Japan Agent and the Japan Lenders to fund the Japan Facility, the proceeds of which will be used to fund a portion of the purchase price paid by the Buyer to MTS for TRKK.

                  SECTION 7. Costs and Expenses. Each Borrower hereby agrees, jointly and severally, to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 10. Submission to Jurisdiction. The provisions of
Section 9.09 of the Credit Agreement shall apply mutatis mutandis to this Amendment and any action or proceeding in respect hereof.

                  SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        MTS, INCORPORATED,


                                        By   /s/ DeVaughn D. Searson
                                             -----------------------------------
                                              Name:  DeVaughn D. Searson
                                              Title:  Secretary

                                        TOWER RECORDS KABUSHIKI KAISHA,


                                        By   /s/ DeVaughn D. Searson
                                             -----------------------------------
                                              Name:  DeVaughn D. Searson
                                              Title:  Director

                                        JPMORGAN CHASE BANK (f/k/a THE CHASE
                                        MANHATTAN BANK), individually and as
                                        Administrative Agent,


                                        By   /s/ Susan E. Atkins
                                             -----------------------------------
                                              Name:  Susan E. Atkins
                                              Title:  Managing Director

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT



                                        To approve the Amendment:

                                        Name of Institution:


                                        California Bank and Trust
                                        ----------------------------------------

                                        By   /s/ Robert K. Chaulk
                                            ------------------------------------
                                              Name:  Robert K. Chaulk
                                              Title:  Senior Vice President

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT



                                        To approve the Amendment:

                                        Name of Institution:


                                        The Mitsubishi Trust and Banking
                                        ----------------------------------------
                                        Corporation
                                        -----------

                                        By   /s/ Yasushi Ishikawa
                                             -----------------------------------
                                              Name:  Yasushi Ishikawa
                                              Title:  Senior Vice President

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:


                                        Lloyds TSB Bank Plc
                                        ----------------------------------------

                                        By   /s/ Matthew A.L. Packham
                                            ------------------------------------
                                              Name:  Matthew A.L. Packham
                                              Title:  Assistant Director
                                                         Credit Services

                                         By   /s/ Mark Grant
                                            ------------------------------------
                                              Name:  Mark Grant
                                              Title:  Senior Vice President &
                                                Chief Credit Officer

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:


                                        U.S. Bank
                                        ----------------------------------------

                                        By   /s/ Mark A. Esnob
                                            ------------------------------------
                                             Name:  Mark A. Esnob
                                             Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:

                                        Mizuho Corporate Bank, Ltd
                                        ----------------------------------------
                                        (f/k/a The Fuji Bank, Limited)


                                        By   /s/ Masahito Fukuda
                                            ------------------------------------
                                             Name:  Masahito Fukuda
                                             Title:  Senior Vice President

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:


                                        BNP Paribas
                                        ----------------------------------------

                                        By   /s/ Edward V. Canale
                                            ------------------------------------
                                              Name:  Edward V. Canale
                                              Title:  Managing Director

                                         By   /s/ Albert A. Young, Jr.
                                            ------------------------------------
                                                Name:  Albert A. Young, Jr.
                                                Title:  Managing Director

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:


                                        Sumitomo Mitsui Banking Corporation
                                        ----------------------------------------

                                        By   /s/ David A. Buck
                                            ------------------------------------
                                               Name:  David A. Buck
                                              Title:  Senior Vice President

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:


                                        UFJ Bank Limited
                                        ----------------------------------------

                                        By   /s/ Toshiko Boyd
                                            ------------------------------------
                                             Name:  Toshiko Boyd
                                             Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:

                                        Societe Generale
                                        ----------------------------------------

                                        By   /s/ R. Wayne Hutton
                                            ------------------------------------
                                             Name:  R. Wayne Hutton
                                             Title:  Director
                                                     Corporate Banking

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:


                                        Wachovia Bank, National Association
                                        ----------------------------------------


                                        By   /s/ Colleen McCullum
                                            ------------------------------------
                                             Name:  Colleen McCullum
                                             Title:  Director

                                                               SIGNATURE PAGE TO
                                                               SEVENTH AMENDMENT
                                                                     TO MTS/TRKK
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT




                                        To approve the Amendment:

                                        Name of Institution:


                                        Union Bank of California, N.A.
                                        ----------------------------------------


                                        By   /s/ Cecilia M. Valente
                                            ------------------------------------
                                              Name:  Cecilia M. Valente
                                              Title:  Senior Vice President

                                                                       EXHIBIT A

                     FORM OF LIEN RELEASE, ACKNOWLEDGMENT OF
                            RELEASE AND PAYOFF LETTER

                                                                October 11, 2002



BY FACSIMILE

JPMorgan Chase Bank, New York Branch
as Collateral Agent and Administrative Agent
270 Park Avenue
New York, NY  10017
Attention:  Susan Atkins
Telecopy No. 212-270-0453

Ladies and Gentlemen:

                     Pursuant to the Credit Agreement dated as of April 27, 200l (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MTS, Incorporated ("MTS"), Tower Records Kabushiki Kaisha ("TRKK"), the lenders party thereto (the "Lenders") and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent (the "Agent"), MTS hereby gives notice of the following transaction (capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement):

                     Pursuant to the Stock Purchase Agreement, dated as of April 11, 2002, as amended (the "Purchase Agreement"), between MTS and Valtona Holding B.V. ("Valtona"), a wholly owned subsidiary of Nikko Principal Investments Japan Ltd., as assigned by Valtona to Vespasiannus Co., Ltd. (the "Buyer"), MTS will sell to the Buyer all of the issued and outstanding shares of capital stock of TRKK (the "Shares"), as well as the Japanese trademarks, service marks and tradenames and certain other assets associated with the business conducted by TRKK (the "Related Assets"). The aggregate purchase price to be paid by the Buyer for the Shares and the Related Assets is Y13,505,028,823.016.

                     The stock and asset sale described above (the "Sale") is permitted under Section 3 of the Amendment and Consent to the Credit Agreement (the "Amendment Agreement"), dated as of October 4, 2002, among MTS, TRKK, the Lenders and the Agent.

                     Because TRKK is a Subsidiary Loan Party, its assets have been pledged to the Agent under the Japanese Security Agreement.
The Related Assets have also been pledged to the Agent under the Japanese Security Agreement. In addition, all of the issued and outstanding voting shares of capital stock of TRKK (the "Pledged Shares") have been pledged to the Agent under the Pledge Agreement. Pursuant to the terms of the Amendment Agreement, upon the consummation of the Sale and the receipt by the Agent of Y13,505,028,823.016, which amount represents all amounts to be paid to the Agent from the proceeds of the Sale, the Related Assets and the assets of TRKK are to be released from the Liens granted under the Japanese Security Agreement, the Pledged Shares are to be released from the Lien created under the Pledge Agreement and TRKK is to be released from all of its obligations under the Credit Agreement, the Japanese Security Agreement, the Pledge Agreement, any other Loan Documents and any other agreements related thereto.

                     Please acknowledge your agreement to the foregoing by executing a counterpart of this letter in the space provided below and returning it to the undersigned.


                                                Very truly yours,

                                                MTS, INCORPORATED,



                                                By
                                                    Name:
                                                    Title:

                  The undersigned, in its capacity as Administrative Agent and Collateral Agent under the Credit Agreement, the Japanese Security Agreement and the Pledge Agreement agrees, at the time the releases referred to in the foregoing letter are to become effective as provided in the Amendment Agreement, to execute and deliver to TRKK and Buyer an Acknowledgment of Release in the form of Annex A hereto and a Payoff Letter in the form of Annex B hereto.


                                      JPMorgan Chase Bank, New York Branch, as
                                      Administrative Agent and Collateral Agent,


                                      By
                                         Name:
                                         Title:

cc:     Douglas A. Ryder, Esq.
        Cravath, Swaine & Moore
        Worldwide Plaza
        825 Eighth Avenue
        New York, New York  10019-7475
        Telecopy No. 212.474.3700

                                                                         ANNEX A


                        Form of Acknowledgment of Release
                                October 11, 2002

                  Reference is made to the letter dated October 11, 2002 (the "Confirmation Letter"), from MTS, Incorporated ("MTS"), to JPMorgan Chase Bank acting in its capacity as Administrative Agent and Collateral Agent (the "Agent"). Capitalized terms used herein have the meanings given to them in the Confirmation Letter.

                  1. The Agent hereby confirms that (i) the Sale has been consummated and (ii) the Agent has received from TRKK Y13,505,028,823.016, which amount represents all amounts to be paid to the Agent from the proceeds of the Sale as provided in the Amendment Agreement. As a result of the completion of the transactions set forth in the preceding sentence, all of the Liens granted to the Agent with respect to the assets of TRKK (including the Related Assets) and in the Pledged Shares are hereby released and discharged, and TRKK is hereby released and discharged from all of its obligations under the Credit Agreement, the Japanese Security Agreement, the Pledge Agreement, any other Loan Documents and any other agreements related thereto.

                  2. The Agent confirms that upon the completion of the transactions set forth in the preceding paragraph, the Agent shall hold no liens or security interests with respect to any assets of TRKK or Buyer pursuant to the Credit Agreement, the Japanese Security Agreement, the Pledge Agreement, any other Loan Documents or any other agreements related thereto.

                  3. The Agent hereby acknowledges and agrees that each of TRKK and Buyer is released from any claims, obligations, rights, causes of action or liabilities, whether known or unknown, foreseen or unforeseen, which the Agent may be entitled to assert against TRKK or Buyer based in whole or in part on any act, omission, or other occurrence taking place on or prior to the date hereof.


                                   JPMORGAN CHASE BANK, New York Branch,
                                   as Collateral Agent and Administrative Agent,


                                   By
                                       Name:
                                       Title:

                                                                         ANNEX B

                              Form of Payoff Letter
                                October 11, 2002



                Re: Receipt of Payment and Confirmation of Payoff


                  The Agent hereby confirms (i) that it has received from TRKK Y13,505,028,823.016, which amount represents all amounts due to the Agent (the "Payoff Amount") pursuant to the Stock Purchase Agreement dated as of April 11, 2002, as amended, between MTS, Incorporated and Valtona Holding B.V., a wholly owned subsidiary of Nikko Principal Investments Japan Ltd. (`Valtona"), as assigned by Valtona to Vespasianus Co., Ltd. and (ii) that upon receipt of the Payoff Amount, all amounts due from TRKK pursuant to the Credit Agreement and any other agreements related thereto shall have been paid in full.


                                   JPMORGAN CHASE BANK, New York Branch,
                                   as Collateral Agent and Administrative Agent,


                                   By
                                       Name:
                                       Title: